Exhibit 99.1

FOR IMMEDIATE RELEASE

GP-Act III Acquisition Corp. Announces Separate Trading of Class A Shares and Redeemable Warrants Starting July 1, 2024

NEW YORK, NY, June 28, 2024 — GP-Act III Acquisition Corp. (the “Company” or “GP-Act III”) announced today that, commencing July 1, 2024, holders of the units sold in the Company’s initial public offering of 28,750,000 units completed on May 13, 2024, may elect to separately trade the Class A ordinary shares and redeemable warrants included in the units. Those units not separated will continue to trade on the Nasdaq Global Market (the “Nasdaq”) under the symbol “GPATU,” and the Class A ordinary shares and redeemable warrants that are separated will trade on the Nasdaq under the symbols “GPAT” and “GPATW,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A ordinary shares and redeemable warrants.

GP-Act III is a tripartite partnership among GP Investments, IDS III LLC, and Boxcar Partners III, LLC, combining decades of experience in investing, building and managing multi-billion-dollar private and public companies across sectors and geographies. GP-Act III is a Cayman Islands exempted company whose business purpose is to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While the Company may pursue an initial business combination target in any industry or geographic location (subject to certain limitations described in the Company’s prospectus), the Company intends to focus its search on high potential businesses based in the United States.

The Company’s management team is led by Fersen Lamas Lambranho (Co-Chairman of the Board of Directors), Steven Spinner (Co-Chairman of the Board of Directors), Antonio Bonchristiano (Chief Executive Officer) and Rodrigo Boscolo (Chief Financial Officer). The Company’s Board of Directors also includes Andrew Fleiss, Alexandre Ruberti and Sergio Pedreiro.

The units were initially offered by the Company in an underwritten offering where Cantor Fitzgerald & Co. acted as the sole book-running manager.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Cantor Fitzgerald & Co., Attention: Capital Markets, 499 Park Avenue, 5th Floor New York, New York 10022; Email: prospectus@cantor.com.

A registration statement relating to the units and the underlying securities became effective on May 8, 2024. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Rodrigo Boscolo

investors@gp-act3.com